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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 16, 2001

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


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               California                                000-23993                       33-0480482
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
(State or Other Jurisdiction of Incorporation)    (Commission File Number)   (IRS Employer Identification No.)
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                  16215 Alton Parkway, Irvine, California 92618
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On January 16, 2001 Broadcom Corporation (the "Company") completed the acquisition of ServerWorks Corporation, formerly known as Reliance Computer Corp. ("ServerWorks"), in accordance with the Merger Agreement and Plan of Reorganization dated as of January 5, 2001, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by this reference.

        ServerWorks is a supplier of high-performance system input/output (I/O) integrated circuits for servers.

        In connection with the acquisition, the Company issued or reserved for future issuance an aggregate of 11 million shares of its Class A common stock in exchange for all outstanding shares of ServerWorks common stock and upon exercise of outstanding employee stock options, warrants and other rights of ServerWorks. If certain internal performance goals are satisfied, certain stockholders and option and warrant holders of ServerWorks will receive up to 9 million additional shares of the Company's Class A common stock. The share issuances were exempt from registration pursuant to section 3(a)(10) of the Securities Act of 1933, as amended. Portions of the shares issued will be held in escrow pursuant to the terms of the acquisition agreement as well as various employee share repurchase agreements.

        The merger transaction will be accounted for under the purchase method of accounting. The Company expects to record a one-time charge for purchased in-process research and development expenses related to the acquisition in its first fiscal quarter ending March 31, 2001. The amount of the one-time charge has not yet been determined.

        The Company's press release announcing completion of the acquisition is included herein as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of business acquired.

        The financial information required by this item will be filed by amendment within 60 days of January 31, 2001.

(b)     Pro forma financial information.

        The financial information required by this item will be filed by amendment within 60 days of January 31, 2001.

(c)     Exhibits.

        2.1 Merger Agreement and Plan of Reorganization by and among Broadcom Corporation, RCC Acquisition Corp., Reliance Computer Corp., and the Other Parties Signatory Thereto dated as of January 5, 2001

        99.1    Press Release dated January 17, 2001, of the Registrant



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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BROADCOM CORPORATION,
                                             a California corporation


January 31, 2001                             By: /s/ WILLIAM J. RUEHLE
                                                 ------------------------------
                                                 William J. Ruehle
                                                 Vice President and
                                                 Chief Financial Officer


                                                 /s/ SCOTT J. POTERACKI
                                                 ------------------------------
                                                 Scott J. Poteracki
                                                 Senior Director of Finance and
                                                 Corporate Controller
                                                 (Principal Accounting Officer)


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                                  EXHIBIT INDEX


Exhibits.

2.1 Merger Agreement and Plan of Reorganization by and among Broadcom Corporation, RCC Acquisition Corp., Reliance Computer Corp., and the Other Parties Signatory Thereto dated as of January 5, 2001

99.1           Press Release dated January 17, 2001, of the Registrant